UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

TESSERA DEFENSE AND HOMELAND SECURITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 New Burton Road, Suite 201, Dover, Delaware 19904

(Address of principal executive offices, including zip code)

(972) 52-437-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HLSQ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 24, 2026, Tessera Defense and Homeland Security Israel Ltd. (“Tessera Israel”), a wholly owned subsidiary of Tessera Defense and Homeland Security Inc. (the “Company”), entered into an Option Agreement (the “Option Agreement”) with X S.E. Security and Defense Ltd. (“X SE”) for the purchase of all of the shares of RT LTA Systems Ltd. (“RT”), held by X SE, representing 51% of the issued and outstanding share capital of RT on a fully diluted basis (the “RT Shares”). RT is an Israeli company that develops and manufactures tethered aerostat systems for persistent airborne surveillance and communications.

Under the Option Agreement, X SE granted Tessera Israel, or any designated affiliate of Tessera Israel, including the Company, the right, but not the obligation, to purchase all, but not less than all, of the RT Shares held by X SE (the “Option”). Tessera Israel may exercise the Option by written notice at any time within 90 days after the date of the Option Agreement. The exercise of the Option is subject to a due diligence review by Tessera Israel, with results satisfactory to Tessera Israel in its sole discretion, and to the receipt of required approvals, including the approval of the boards of directors of the parties and of the Company, any consent or waiver required from the other shareholders of RT, any required approval of the Israeli Ministry of Defense and any required approval of or notice to the Israel Innovation Authority. Notwithstanding the foregoing, Tessera Israel may terminate the Option Agreement at any time by written notice, including prior to the option exercise period.

Within 30 days after the date of the Option Agreement, unless the Option Agreement is terminated before then, Tessera Israel undertook to remit to X SE $1,000,000 as consideration for the Option (the “Option Consideration”). The Option Consideration will be credited against the purchase price upon the exercise of the Option (if any). The Option Consideration will be refunded to Tessera Israel if the Option is not exercised or the Option Agreement terminates, including if the Option is not exercised within the exercise period. Any other amount paid by Tessera Israel on account of the Purchase Price before the purchase of the RT Shares is completed will be refundable on the same terms (together with the Option Consideration, the “Refund Amount”). If X SE does not refund the Refund Amount in full when due, Tessera Israel may elect to receive, in full or partial satisfaction of the unpaid portion, ordinary shares of RT held by X SE representing a percentage of the issued and outstanding share capital of RT on a fully diluted basis equal to the greater of (i) 10% and (ii) 15% multiplied by a fraction, the numerator of which is the unpaid portion and the denominator of which is $1,000,000, up to a maximum of 15%. These shares are to be transferred under a standard share purchase agreement to be signed within ten days after Tessera Israel’s notice. Any unpaid portion not satisfied by the transfer of RT shares will remain a debt of X SE, and until the Refund Amount is refunded or satisfied, X SE may not transfer or encumber the RT Shares.

The purchase price for the exercise of the Option (the “Purchase Price”) is equal to 51% of the equity value of RT, which is defined as the lower of (i) $13,000,000 and (ii) the sum of two times RT’s average EBITDA plus 10% of RT’s average revenue for fiscal years 2026, 2027 and 2028, as derived from RT’s audited financial statements.

Upon exercise of the Option (if any), Tessera Israel is required to pay X SE $2,000,000 on account of the Purchase Price, which includes the Option Consideration, with the remaining $1,000,000 payable at the closing. The balance of the Purchase Price, if any, is to be paid in installments within 30 days after delivery of RT’s audited financial statements for each of fiscal years 2026, 2027 and 2028, calculated each year on the basis of the results available at that time, provided that X SE is required to refund any amount paid in excess of the final Purchase Price. At Tessera Israel’s election, the Purchase Price may be paid in cash, in shares of the Company’s common stock valued at the volume-weighted average price for the 10 trading days before issuance, or in a combination thereof. Any dispute regarding the calculation of the Purchase Price will be resolved by an independent accounting firm agreed by the parties. Any issuance of shares of the Company’s common stock is subject to the approval of the NYSE American, any stockholder approval required under its rules, and an available exemption from registration under the Securities Act of 1933, as amended.

Other Terms

X SE has agreed to cause RT to enter into a non-exclusive, perpetual license of RT’s technology with Tessera Israel within 60 days after the date of the Option Agreement, whether or not the Option is exercised, and the license will survive any termination of the Option Agreement. If X SE does not refund the Refund Amount in full when due, the license will be royalty-free and irrevocable. Additionally, until the Option expires or the purchase of the RT Shares is completed or terminated, X SE may not, and must cause RT not to, solicit, negotiate or enter into any alternative transaction involving the RT Shares, the equity, assets or business of RT, or an exclusive license of RT’s technology, and X SE may not transfer or encumber the RT Shares.

The foregoing description of the Option Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Option Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the potential exercise of the Option, the completion and terms of the purchase of the RT Shares, the Purchase Price and the manner of its payment, and the proposed license of RT’s technology. These statements are subject to risks and uncertainties, including that Tessera Israel may not exercise the Option, that the purchase may not be completed on the terms described or at all, that required approvals may not be obtained, that the Purchase Price may differ from current expectations based on RT’s future results, and the other risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Option Agreement, dated September 24, 2026, between Tessera Defense and Homeland Security Israel Ltd. and X S.E. Security and Defense Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSERA DEFENSE AND HOMELAND SECURITY INC.

Date:	September 25, 2026

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Chief Executive Officer

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